--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-KA

                                 CURRENT REPORT

                            -------------------------


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                            -------------------------


                          DATE OF REPORT:  MAY 16, 1997
                        (Date of earliest event reported)


                           PHOTOGEN TECHNOLOGIES, INC.
                  (FORMERLY KNOWN AS M T FINANCIAL GROUP, INC.)
             (Exact name of registrant as specified in its charter)


             NEVADA                       0-95440               36-4010347
(State or other jurisdiction       (Commission File Number)  (I.R.S. Employer
of incorporation or  organization)                          Identification No.)



7327 OAK RIDGE HIGHWAY, SUITE B
KNOXVILLE, TENNESSEE                                                37931
(Address of principal executive offices)                          (Zip Code)

                                 (423) 769-4011
               (Registrant's telephone number including area code)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Business Acquired.

     This Form 8-KA is being filed to include the financial statements set forth below. No other changes are being made to the From 8-K filed by Photogen Technologies, Inc. (formerly known as MT Financial Group, Inc.) on
     May 30, 1997.

          (1) An audited balance sheet and statement of income and cash flow of the business acquired (Photogen, Inc.) for the period ending December 31, 1996, together with a signed accountant's report and the Financial Data Schedule.

          (2) Pro forma condensed balance sheets and statements of income of the Company and Photogen, L.L.C. for the period ending December 31, 1996, and March 31, 1997.

     (b)  Exhibits.

          27   Financial Data Schedule

          99 Financial Statements of Photogen, LLC, consisting of the Financial Statements referred to in Item 7, part (a), which are set forth beginning on page F-1 of this Form 8-K.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Photogen Technologies, Inc.



                                      /s/ John Smolik
                                   ----------------------------
Date:     July 30, 1997            John Smolik, President

                                  EXHIBIT INDEX

Exhibit
No.       Description


27        Financial Data Schedule of Photogen Technologies, Inc.

99 Financial Statements of Photogen, LLC, consisting of the Financial Statements referred to in Item 7, part (a), which are set forth beginning on page F-1 of this Form 8-K.


                                       -2-